                                                            EXHIBIT (h)(5)(viii)

                         AMENDMENT TO SERVICES AGREEMENT

     This Amendment ("Amendment") is made as of October 1, 1998, by and between Charles Schwab & Co., Inc. ("Schwab"), a California corporation, each registered investment company ("Fund Company") executing this Amendment on its own behalf and on behalf of its series or classes of shares ("Fund(s)") listed on Schedule I hereto, and Denver Investment Advisors, LLC ("Fund Affiliate"), and amends the Services Agreement, made as of March 26, 1996, as amended thereafter ("Services Agreement"). All capitalized terms used in the Amendment and not defined herein shall have the meaning ascribed to them in the Services Agreement.

     WHEREAS, the parties wish to amend Schedule I to the Services Agreement;

     NOW, THEREFORE, in consideration of the foregoing and the mutual promises set forth below, the parties agree as follows:

     1. Schedule I to the Services Agreement shall be deleted in its entirety and Schedule I attached hereto shall be inserted in lieu thereof.

     2. Except as specifically set forth herein, all other provisions of the Services Agreement shall remain in full force and effect.

     IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

CHARLES SCHWAB & CO., INC.              WESTCORE TRUST, on its own behalf and on
                                        behalf of each Fund listed on Schedule I
By: /s/Dennis P. Clark                  hereto
   --------------------------------
       Dennis P. Clark
       Senior Vice President            By:    /s/Jack D. Henderson
       Mutual Funds                           ----------------------------------
                                        Name:     Jack D. Henderson
                                              ----------------------------------
Date:    10/26/98                       Title:    Vice President
     ------------------------------           ----------------------------------
                                        Date:     10/1/98
                                              ----------------------------------

                                        DENVER INVESTMENT ADVISORS, LLC

                                        By:    /s/Kenneth V. Penland
                                              ----------------------------------
                                        Name:     Kenneth V. Penland
                                              ----------------------------------
                                        Title:    Chairman
                                              ----------------------------------
                                        Date:     10/1/98
                                              ----------------------------------

                                   SCHEDULE I
                            TO THE SERVICES AGREEMENT

Fund Company/Funds                                     Effective Date
------------------                                     --------------
Westcore Trust
     Westcore Blue Chip Fund*                          3/26/96
     Westcore Colorado Tax-Exempt Bond Fund*           3/26/96
     Westcore Growth and Income Fund*                  3/26/96
     Westcore Intermediate-Term Bond Fund*             3/26/96
     Westcore Long-Term Bond Fund*                     3/36/96
     Westcore Mid-Cap Opportunity Fund*                10/1/98
     Westcore MIDCO Growth Fund*                       3/26/96
     Westcore Small-Cap Opportunity Fund*              3/26/96


* Indicates that Fund is a "no-load" or "no sales charge" Fund as defined in Rule 2830 of the NASDR.

SI Indicates that Fund is available only to MFMP investors through Schwab Institutional or another advice program offered or made available by financial institutions clearing transactions through Schwab.

Accepted by:
CHARLES SCHWAB & CO., INC.              WESTCORE TRUST, on its own behalf and on
                                        behalf of each Fund listed on Schedule I
By: /s/Dennis P. Clark
   --------------------------------
       Dennis P. Clark
       Senior Vice President            By:    /s/Jack D. Henderson
       Mutual Funds                           ----------------------------------
                                        Name:     Jack D. Henderson
                                              ----------------------------------
Date:    10/26/98                       Title:    Vice President
     ------------------------------           ----------------------------------
                                        Date:     10/1/98
                                              ----------------------------------

                                        Acknowledged by:
                                        DENVER INVESTMENT ADVISORS, LLC

                                        By:    /s/Kenneth V. Penland
                                              ----------------------------------
                                        Name:     Kenneth V. Penland
                                              ----------------------------------
                                        Title:    Chairman
                                              ----------------------------------
                                        Date:     10/1/98
                                              ----------------------------------


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